Exhibit 99.1

Marijuana Company of America, Inc. Announces Re-Opening of Regulation A Offering

Tuesday, August 30, 2022, 6:00 PM

LOS ANGELES, CA / ACCESSWIRE / August 30, 2022 / Marijuana Company of America, Inc. (OTC PINK:MCOA) ("the Company" or “MCOA”), a diversified holding company with operations and investments throughout the cannabis industry, today announced the reopening of the Company’s Regulation A offering on Form 1-A, declared qualified by the SEC on October 20, 2021, File No. 024-11668, as amended.